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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) March 26, 1999
                                                          --------

                                SGV BANCORP, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                       0-25664                   95-4524789
        --------                       -------                   ----------
(State or other Jurisdiction of      (Commission               (IRS Employer
incorporation or organization)       File Number)            Identification No.)

            225 North Barranca Street, West Covina, California 91791
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (626) 859-4200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)











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ITEM 5.  OTHER EVENTS.
         ------------

      On March 26, 1999, SGV Bancorp, Inc. issued a press release to announce that its wholly-owned subsidiary, First Federal Savings and Loan Association of San Gabriel Valley has entered into a definitive agreement with Citibank, California, a federal savings bank, to purchase two branch offices, located in La Verne, California and Covina, California.

      A copy of the definitive agreement is attached as Exhibit 2.1.

      A copy of the press release announcing the definitive agreement is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 2.1    Agreement to Purchase Assets and Assume Liabilities

      Exhibit 99.1   Press Release dated March 26, 1999.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:         April 2, 1999           By: /s/ Barrett Andersen
                                           -------------------------------------
                                           Barrett Andersen
                                           President and Chief Executive Officer



Dated:          April 2, 1999           By: /s/ Ronald A. Ott
                                            ------------------------------------
                                            Ronald A. Ott
                                            Executive Vice President and
                                              Chief Financial Officer








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